EXHIBIT 32.02
                                 CERTIFICATION
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I, Debi B. Halbert, the Chief Financial Officer of ProFutures, Inc., as
General Partner of ProFutures Diversified Fund, L.P., certify that (i) the Form 10-Q for the quarter ended March 31, 2006 of ProFutures Diversified Fund, L.P. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the quarter ended March 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of ProFutures Diversified Fund, L.P.

                                 PROFUTURES DIVERSIFIED FUND, L.P.
                                 By:  ProFutures, Inc., General Partner

                                 By:   /s/ DEBI B. HALBERT
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                                       Debi B. Halbert
                                       Chief Financial Officer
                                       May 12, 2006